UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00032

American Funds Fundamental Investors

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Hong T. Le

American Funds Fundamental Investors

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Fundamental Investors® Annual report for the year ended December 31, 2022

Flexibility can help
uncover value in any
market environment

Fundamental Investors seeks long-term growth of capital and income.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 5.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Refer to page 4 for Class F-2 and Class A share results with relevant sales charges deducted and fund expenses. For other share class results, visit capitalgroup.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield as of December 31, 2022, was 1.01% for Class F-2 shares and 0.74% for Class A shares, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula. The fund’s 12-month distribution rate as of that date was 1.77% for Class F-2 shares and 1.46% for Class A shares. Both Class A share values reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Investment portfolio

13	Financial statements

37	Board of trustees and other officers

Fellow investors:

For the 12 months ended December 31, 2022, Fundamental Investors declined -16.49%. This return includes reinvested dividends and capital gain distributions totaling $3.14 a share. Distributions include regular quarterly dividends of approximately 82 cents a share, a 28 cents a share special dividend and long-term capital gain payments of $2.04 a share.

The fund’s results outpaced its primary benchmark, the unmanaged S&P 500 Index, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, which slid –18.11%.

Fundamental Investors has outpaced the S&P 500 over its lifetime, but it has lagged its benchmark over five- and 10-year periods. Although the annual advantages may seem small, when compounded over longer time frames, they can translate into added wealth for long-term investors.

Few places left unscathed by financial market volatility

At the beginning of 2022, few could have predicted the magnitude of the wave of volatility that swept financial markets. Increased interest rates, the transition from quantitative easing to quantitative tightening, The Russia-Ukraine war and Chinese lockdowns were economic headwinds over the course of 2022. While there was some uncertainty in equity and fixed income markets, the extent to which pervasive supply chain and labor shortages would impact businesses was unknown.

After reaching a record high in early January, the U.S. equity market, as measured by the S&P 500 Index, began declining and ended the first half of the year down -20.0%. By late February, the equity market’s slide had been relatively modest, but geopolitics injected even more uncertainty into a fragile environment. Russia launched an invasion of Ukraine, sparking the largest military conflict in Europe since World War II. The conflict and subsequent sanctions enacted by the rest of Europe and many other countries throughout the world further heightened tensions.

Meanwhile, the U.S. Federal Reserve (the Fed) moved to combat quickly escalating price inflation and raised its benchmark interest rate in March. By year end, the Fed was deep into the most aggressive financial tightening since the early 1980s and continued to signal further rate hikes as stubbornly high inflation and labor market tightness persisted.

Results at a glance

For periods ended December 31, 2022, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime[1]

Fundamental Investors (Class F-2 shares)[2]	–16.49%	7.16%	11.37%	12.18%
Fundamental Investors (Class A shares)	–16.67	6.93	11.14	11.97
S&P 500 Index[3]	–18.11	9.42	12.56	11.50

Past results are not predictive of results in future periods.

[1]	Lifetime returns are from August 1, 1978, the date Capital Research and Management Company began managing the fund.
[2]	Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	Source: S&P Dow Jones Indices. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

Fundamental Investors	1

Overall, financial markets struggled throughout the year as concerns lingered over the impact of high inflation and higher interest rates, as well as deteriorating fundamentals in some pockets of the market, especially in some of the largest technology-oriented public companies. This resulted in the S&P 500 Index producing the poorest return since 2008, while the total return of the U.S. bond market, as measured by the Bloomberg U.S. Aggregate Index, was the worst in over 40 years.

Political uncertainty also weighed on sentiment; tight midterm U.S. congressional and Senate races clouded the public policy outlook. However, in August, the CHIPS and Science Act was signed into law to help promote more domestic manufacturing of semiconductors (microchips) and components which had been a key part of global supply chain shortages in recent years.

After over a decade of strong returns, growth-oriented companies saw their fortunes change drastically in 2022. The Russell 1000 Growth Index returned –29.14%, reflecting a risk-off attitude among investors. Meanwhile, the Russell 1000 Value Index returned –7.54%, signaling investors may have preferred companies with strong earnings, cash flow, solid balance sheets and the ability to return value to shareholders through dividends.

Inside the portfolio

The fund’s portfolio is carefully constructed using bottom-up, fundamental investment research that allows the fund to maintain high-conviction, diversified investments across a variety of industries. In 2022, investment selections among consumer discretionary and consumer staples companies were the largest contributors to relative returns.

In the consumer staples sector, investments in tobacco companies such as Philip Morris (+6.54%), Altria (-3.55%) and U.K.-based British American Tobacco (+7.22%) proved helpful. These companies’ stable cash flows and ability to pay and grow their healthy dividends in more difficult economic and market environments were attractive. It is important to note, however, that managers remain selective in this area of the market and significantly reduced positions in Altria throughout the year.

In the consumer discretionary sector, selective investments in several mega-cap companies were a tailwind for results. The fund held only a small position in Amazon (–49.62%) and did not hold shares of Tesla (–65.03%).

In a period of significant downturns and volatility, the fund’s cash allocation was another top relative contributor during 2022.

Among the fund’s largest detractors were investment selection in the financials, communication services and energy sectors. In the financials sector, higher interest rates hurt the fund’s investments in alternative asset managers KKR (–37.69%) and Blackstone (–42.66%). While the fund generated strong returns from its energy holdings, the fund’s overall weighting in energy was more modest than the index, leading to a slight drag on relative results.

Overall, the portfolio is well balanced as managers see opportunities across a broad range of sectors.

Managers’ company-by-company, selective approach was exemplified by the fund’s investments in the health care sector. The fund’s managers continue to identify attractive opportunities with a handful of companies, including several biopharmaceutical companies that are converting science into treatment. More than half of the fund’s investment in the health care sector is in just six companies which are among the fund’s largest 20 holdings.

Top-10 holding Eli Lilly (+32.45%) has leveraged its strong diabetes care pipeline to develop medicines to treat obesity, which affects more than 1 billion people worldwide. Similarly, AstraZeneca (+15.58%), another top-10 holding, continues to accelerate therapy development channels including vaccines developed using mRNA technologies, most notably its COVID-19 vaccine.

Fundamental Investors has the flexibility to invest up to 35% of assets outside of the U.S., and managers employed this flexibility to invest in attractive opportunities presented by non-U.S. companies. British American Tobacco (+7.22%), AstraZeneca (+15.58%) and Canadian Natural Resources (+31.42%) are among the fund’s top-20 holdings. At the end of the year, approximately 17.5% of the portfolio was invested outside of the U.S., approximately 2.0% above the average during the past 10 years.

Pursuing growth and income with a diversified portfolio

We believe 2022’s dramatic shift in market dynamics highlighted the value of a long-term, fundamentals-driven approach and the need for selectivity. As financial conditions tighten, geopolitical tensions rise and businesses and

Past results are not predictive of results in future periods.

2	Fundamental Investors

consumers feel the sting of higher inflation, we believe there will be a renewed focus by the market on the merits of individual companies for investment opportunities.

Over the past year, several themes emerged that managers are diligently watching, as they may shape financial markets in the future.

Inflation seemingly peaked in mid-2022 but remains well above the past decade’s average rate. Companies that possess the pricing power to pass along higher costs to consumers while maintaining demand for their products should be well positioned. Top-20 holding Dollar Tree may hold an advantageous position in the market to employ pricing power. Also, a new management team has renewed enthusiasm surrounding the company’s prospects. Dollar Tree accounted for the largest net position increase in the fund for 2022.

Higher interest rates brought an end to what could loosely be described as a “free money” era that began following the Great Recession, where some companies deftly employed financial engineering and took advantage of ultra-low interest rates to finance activities that returned value to shareholders and/or to grow their business. The Fed’s financial tightening continues to withdraw liquidity from the market and puts a premium on strong balance sheets and traditional earnings growth.

The global supply chain issues that began because of the COVID-19 pandemic began to ease in 2022, but the focus on globalization is now counterbalanced by an offsetting focus on “onshoring” at many companies.

Companies that relied upon lower cost labor in emerging market countries to produce goods saw rising inflation, higher energy costs and lingering COVID-19 outbreaks eat away at margins and, in some cases, cause the once advantageous cost structure to diminish substantially.

Considering this, onshoring or bringing manufacturing and supply chains closer to or within the borders of countries with significant consumer demand is a trend that portfolio managers are carefully watching.

This onshoring trend has been supported by some governments. In the U.S., the global chip shortage during the COVID-19 pandemic led to a large spending bill to encourage more domestic microchip production. The semiconductor industry has been a consistent area of emphasis in the portfolio in recent years and was the largest industry group invested in the fund at the end of 2022 at 8.7%. This industry group accounts for over 40% of the fund’s investment in the broader information technology sector, a level similar to prior years.

As the period ahead remains uncertain, we believe our company-by-company, research-driven, flexible approach will help identify attractive long-term investment opportunities across sectors to maintain a well-diversified portfolio that can navigate a variety of market environments.

New changes in the fund

We would like to celebrate the retirement of portfolio manager Dina Perry at the end of 2022, whose investment career spanned more than four decades. We thank Dina for her significant contributions during her nearly 30 years as an investment analyst and portfolio manager on Fundamental Investors.

We would also like to welcome two new portfolio managers to the fund. Diana Wagner, with 26 years of industry experience and 22 years at Capital Group, and Dimitrije Mitrinovic, with 20 years of industry experience and 15 years at Capital Group, became portfolio managers for Fundamental Investors in 2022. We look forward to their contributions.

We thank you for your continued support and investment in Fundamental Investors.

Sincerely,

Mark L. Casey
Co-President

Brady L. Enright
Co-President

February 9, 2023

For current information about the fund, visit capitalgroup.com.

Past results are not predictive of results in future periods.

Fundamental Investors	3

The value of a long-term perspective

$2,200,000
1,000,000
100,000
10,000
8,000
Year ended December 31
1978[5]
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
199

Average annual total returns based on a $1,000 investment
(for periods ended December 31, 2022)

	1 year	5 years	10 years
Class F-2 shares	-16.49%	7.16%	11.37%
Class A shares*	-21.46	5.67	10.48

**Assumes payment of the maximum 5.75% sales charge.*

The total annual fund operating expense ratios are 0.39% for Class F-2 shares and 0.61% for Class A shares as of the prospectus dated March 1, 2023 (unaudited). The expense ratios are restated to reflect current fees.

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment¹; thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.50% prior to July 1, 1988.
[3]	Includes reinvested dividends and reinvested capital gain distributions.
[4]	Source: S&P Dow Jones Indices LLC. S&P 500 Index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[5]	For the period August 1, 1978 (when Capital Research and Management Company became investment adviser), through December 31, 1978.

4	Fundamental Investors

How a hypothetical $10,000 investment has grown

The chart illustrates how a hypothetical $10,000 investment in Fundamental Investors Class F-2 and Class A shares grew between August 1, 1978 — when Capital Research and Management Company became the fund’s investment adviser — and December 31, 2022. The chart also shows how the unmanaged S&P 500 Index fared over this same period.

Fundamental Investors	5

Investment portfolio December 31, 2022

Sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	78.25%
Canada	4.46
United Kingdom	4.18
Eurozone*	3.05
South Korea	.94
Denmark	.80
Switzerland	.77
Brazil	.66
Sweden	.54
Other countries	2.15
Short-term securities & other assets less liabilities	4.20
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, France, Germany, Ireland, the Netherlands and Spain.

Common stocks 95.74%	Shares	Value (000)
Information technology 19.42%
Microsoft Corp.	18,693,983	$4,483,191
Broadcom, Inc.	8,013,911	4,480,818
Applied Materials, Inc.	12,043,532	1,172,799
Apple, Inc.	6,868,666	892,446
TE Connectivity, Ltd.	6,438,767	739,170
Mastercard, Inc., Class A	2,009,294	698,692
Motorola Solutions, Inc.	2,639,662	680,267
Micron Technology, Inc.	11,746,321	587,081
ASML Holding NV	925,540	500,998
ASML Holding NV (New York registered) (ADR)	34,283	18,732
Taiwan Semiconductor Manufacturing Company, Ltd.	23,210,000	338,278
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	2,250,991	167,676
Arista Networks, Inc.[1]	3,772,849	457,835
Wolfspeed, Inc.[1,2]	6,267,309	432,695
SK hynix, Inc.	6,848,000	412,194
Visa, Inc., Class A	1,927,411	400,439
Fiserv, Inc.[1]	3,561,000	359,910
KLA Corp.	881,544	332,369
STMicroelectronics NV	7,375,752	262,208
Texas Instruments, Inc.	1,580,000	261,048
Ceridian HCM Holding, Inc.[1]	3,633,899	233,115
SAP SE	1,933,818	199,569
Paychex, Inc.	1,615,675	186,707
Cisco Systems, Inc.	3,650,000	173,886
ServiceNow, Inc.[1]	402,053	156,105
Shopify, Inc., Class A, subordinate voting shares[1]	4,071,090	141,308
Fidelity National Information Services, Inc.	2,075,806	140,843
VeriSign, Inc.[1]	675,258	138,725
HubSpot, Inc.[1]	466,000	134,735
Intel Corp.	4,760,000	125,807
Edenred SA	2,190,964	119,220
Block, Inc., Class A1	1,855,000	116,568
Concentrix Corp.	746,975	99,467
Amadeus IT Group SA, Class A, non-registered shares[1]	1,806,421	93,157
MongoDB, Inc., Class A1	461,300	90,802
NetApp, Inc.	1,494,303	89,748
EPAM Systems, Inc.[1]	272,134	89,189
MicroStrategy, Inc., Class A1	510,069	72,210
Advanced Micro Devices, Inc.[1]	851,000	55,119
Keyence Corp.	138,800	54,341
Adobe, Inc.[1]	161,399	54,316
CDW Corp.	275,000	49,110
RingCentral, Inc., Class A1	1,014,475	35,912

6	Fundamental Investors

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
SS&C Technologies Holdings, Inc.	503,000	$26,186
NVIDIA Corp.	175,000	25,575
Samsung Electronics Co., Ltd.	488,800	21,555
		20,402,121

Health care 15.09%
UnitedHealth Group, Inc.	4,334,404	2,298,014
Centene Corp.[1]	22,096,476	1,812,132
Eli Lilly and Company	3,984,160	1,457,565
Pfizer, Inc.	23,765,914	1,217,765
AstraZeneca PLC	8,412,503	1,141,706
AstraZeneca PLC (ADR)	1,054,930	71,524
Thermo Fisher Scientific, Inc.	1,967,885	1,083,695
Novo Nordisk A/S, Class B	5,921,465	801,766
Regeneron Pharmaceuticals, Inc.[1]	989,711	714,067
Alnylam Pharmaceuticals, Inc.[1]	2,526,823	600,500
Abbott Laboratories	4,860,208	533,602
Cigna Corp.	1,318,900	437,004
Molina Healthcare, Inc.[1]	1,301,245	429,697
Seagen, Inc.[1]	2,887,657	371,093
Vertex Pharmaceuticals, Inc.[1]	873,133	252,143
Elevance Health, Inc.	478,003	245,201
ResMed, Inc.	1,063,977	221,446
Edwards Lifesciences Corp.[1]	2,795,128	208,545
Teva Pharmaceutical Industries, Ltd. (ADR)[1]	22,731,576	207,312
AbbVie, Inc.	1,254,100	202,675
Horizon Therapeutics PLC[1]	1,562,639	177,828
Danaher Corp.	645,406	171,304
Agilon Health, Inc.[1]	10,363,000	167,259
Merck & Co., Inc.	1,480,000	164,206
Humana, Inc.	233,500	119,596
Bristol-Myers Squibb Company	1,428,179	102,758
Zimmer Biomet Holdings, Inc.	798,555	101,816
Rede D’Or Sao Luiz SA	16,663,000	93,355
NovoCure, Ltd.[1]	1,127,961	82,736
Gilead Sciences, Inc.	877,849	75,363
BeiGene, Ltd. (ADR)[1]	292,068	64,238
Carl Zeiss Meditec AG, non-registered shares	496,000	62,602
Mettler-Toledo International, Inc.[1]	37,455	54,139
Zoetis, Inc., Class A	337,654	49,483
CVS Health Corp.	284,906	26,550
Karuna Therapeutics, Inc.[1]	124,200	24,405
Guardant Health, Inc.[1]	282,958	7,697
		15,852,787

Consumer discretionary 11.47%
Dollar Tree Stores, Inc.[1]	8,272,735	1,170,096
Amazon.com, Inc.[1]	12,927,441	1,085,905
Home Depot, Inc.	2,886,580	911,755
Restaurant Brands International, Inc.	12,570,250	812,918
Booking Holdings, Inc.[1]	345,900	697,085
Dollar General Corp.	2,587,539	637,182
D.R. Horton, Inc.	6,642,000	592,068
Coupang, Inc., Class A1	37,273,395	548,292
Target Corp.	3,247,000	483,933
YUM! Brands, Inc.	3,400,331	435,514
TJX Companies, Inc.	4,672,425	371,925
Evolution AB	3,625,000	354,031
Industria de Diseño Textil, SA	10,567,625	281,396
NIKE, Inc., Class B	2,218,966	259,641
McDonald’s Corp.	950,000	250,354
Toll Brothers, Inc.	4,704,717	234,859
Galaxy Entertainment Group, Ltd.	34,454,000	228,137
Flutter Entertainment PLC[1]	1,442,013	197,591
Starbucks Corp.	1,940,000	192,448
Adient PLC[1,2]	4,867,532	168,855
Marriott International, Inc., Class A	1,125,000	167,501
LVMH Moët Hennessy-Louis Vuitton SE	219,599	159,527

Fundamental Investors	7

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Kering SA	302,049	$154,583
B&M European Value Retail SA	29,746,458	148,214
Darden Restaurants, Inc.	1,049,085	145,120
MercadoLibre, Inc.[1]	161,292	136,492
Burlington Stores, Inc.[1]	661,669	134,160
Entain PLC	8,130,000	130,354
Lennar Corp., Class A	1,394,600	126,211
Chipotle Mexican Grill, Inc.[1]	89,000	123,487
Trainline PLC[1,2]	30,333,496	100,746
Caesars Entertainment, Inc.[1]	2,223,300	92,489
Five Below, Inc.[1]	518,411	91,691
Norwegian Cruise Line Holdings, Ltd.[1]	6,900,000	84,456
Hilton Worldwide Holdings, Inc.	640,041	80,876
adidas AG	560,596	76,527
Floor & Decor Holdings, Inc., Class A1	796,855	55,485
Domino’s Pizza, Inc.	140,000	48,496
Lear Corp.	333,172	41,320
General Motors Company	934,498	31,437
Mattel, Inc.[1]	511,723	9,129
		12,052,286

Industrials 10.68%
TransDigm Group, Inc.	1,673,313	1,053,602
Carrier Global Corp.	19,660,591	810,999
Caterpillar, Inc.	3,030,771	726,052
Boeing Company[1]	3,592,700	684,373
Deere & Company	1,315,000	563,819
CSX Corp.	17,375,343	538,288
ITT, Inc.[2]	5,564,000	451,240
Regal Rexnord Corp.[2]	3,654,382	438,453
Union Pacific Corp.	2,116,812	438,328
United Rentals, Inc.[1]	1,204,957	428,266
Northrop Grumman Corp.	766,401	418,156
Airbus SE, non-registered shares	3,404,440	404,796
Norfolk Southern Corp.	1,250,260	308,089
Raytheon Technologies Corp.	2,943,104	297,018
Schneider Electric SE	1,971,587	277,283
ABB, Ltd.	8,634,463	262,987
Equifax, Inc.	1,340,417	260,523
TFI International, Inc. (CAD denominated)	2,546,544	255,049
Waste Connections, Inc.	1,834,233	243,146
Emerson Electric Co.	2,465,000	236,788
Lockheed Martin Corp.	474,929	231,048
General Electric Co.	2,640,643	221,260
Rockwell Automation	793,381	204,351
Huntington Ingalls Industries, Inc.	669,100	154,348
Sandvik AB	7,548,700	136,294
Axon Enterprise, Inc.[1]	802,760	133,202
Jacobs Solutions, Inc.	1,070,000	128,475
LIXIL Corp.	8,167,300	124,466
Dun & Bradstreet Holdings, Inc.	9,417,714	115,461
United Airlines Holdings, Inc.[1]	2,505,378	94,453
United Parcel Service, Inc., Class B	530,598	92,239
Honeywell International, Inc.	394,989	84,646
AMETEK, Inc.	601,953	84,105
L3Harris Technologies, Inc.	359,000	74,747
Lifco AB, Class B	4,358,648	72,551
IMCD NV	400,000	57,134
Canadian Pacific Railway, Ltd.	728,300	54,324
DSV A/S	275,000	43,617
Lincoln Electric Holdings, Inc.	130,000	18,784
		11,222,760

Financials 9.96%
Apollo Asset Management, Inc.	12,515,772	798,381
JPMorgan Chase & Co.	5,637,290	755,961
Aon PLC, Class A	2,233,794	670,451
KKR & Co., Inc.	11,807,376	548,098

8	Fundamental Investors

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Blackstone, Inc., nonvoting shares	6,535,931	$484,901
Chubb, Ltd.	1,880,779	414,900
Marsh & McLennan Companies, Inc.	2,464,775	407,871
Bank of America Corp.	10,486,518	347,313
Goldman Sachs Group, Inc.	1,005,800	345,372
Wells Fargo & Company	8,317,784	343,441
Discover Financial Services	3,448,860	337,402
HDFC Bank, Ltd.	16,789,000	330,497
Arthur J. Gallagher & Co.	1,751,180	330,167
Arch Capital Group, Ltd.[1]	4,874,000	305,990
S&P Global, Inc.	882,768	295,674
Capital One Financial Corp.	3,076,185	285,962
Blue Owl Capital, Inc., Class A3	21,968,000	232,861
OneMain Holdings, Inc.[2]	6,876,634	229,061
Citizens Financial Group, Inc.	5,649,040	222,403
Synchrony Financial	6,679,847	219,500
Intercontinental Exchange, Inc.	1,953,855	200,446
First Republic Bank	1,582,232	192,858
Signature Bank	1,658,466	191,088
Citigroup, Inc.	4,060,000	183,634
Kotak Mahindra Bank, Ltd.	8,124,000	178,745
Progressive Corp.	1,311,114	170,065
W. R. Berkley Corp.	2,200,000	159,654
BlackRock, Inc.	212,450	150,548
MSCI, Inc.	268,400	124,852
Ares Management Corp., Class A	1,715,153	117,385
China Merchants Bank Co., Ltd., Class H	19,335,000	107,182
Brookfield Corp., Class A	3,358,176	105,648
Moody’s Corp.	353,305	98,438
London Stock Exchange Group PLC	1,110,776	95,842
RenaissanceRe Holdings, Ltd.	463,000	85,299
CME Group, Inc., Class A	505,414	84,990
AIA Group, Ltd.	7,048,400	77,652
Charles Schwab Corp.	780,000	64,943
Toronto-Dominion Bank (CAD denominated)	825,013	53,419
Canadian Imperial Bank of Commerce (CAD denominated)	1,022,000	41,340
Focus Financial Partners, Inc., Class A1	700,000	26,089
Brookfield Asset Management, Ltd., Class A	839,544	24,070
Checkout Payments Group, Ltd., Series D1,4,5	159,760	17,347
Morgan Stanley	98,500	8,374
		10,466,114

Consumer staples 8.32%
Philip Morris International, Inc.	24,483,277	2,477,953
British American Tobacco PLC	38,586,299	1,530,900
British American Tobacco PLC (ADR)	2,485,818	99,383
Altria Group, Inc.	17,255,938	788,769
Keurig Dr Pepper, Inc.	15,978,000	569,776
Nestlé SA	4,738,967	547,282
Mondelez International, Inc.	6,136,319	408,986
Bunge, Ltd.	3,299,431	329,184
Monster Beverage Corp.[1]	2,719,927	276,154
Performance Food Group Co.[1]	4,522,612	264,075
Archer Daniels Midland Company	2,697,039	250,420
Constellation Brands, Inc., Class A	1,014,906	235,205
Procter & Gamble Company	1,460,509	221,355
Anheuser-Busch InBev SA/NV	2,909,572	174,918
Reckitt Benckiser Group PLC (ADR)	9,920,942	139,786
Walmart, Inc.	970,000	137,536
Imperial Brands PLC	5,382,898	134,489
General Mills, Inc.	923,309	77,419
Kraft Heinz Company	1,810,177	73,692
		8,737,282

Fundamental Investors	9

Common stocks (continued)	Shares	Value (000)
Communication services 6.13%
Alphabet, Inc., Class C1	17,212,932	$1,527,303
Alphabet, Inc., Class A1	3,625,224	319,854
Netflix, Inc.[1]	4,092,130	1,206,687
Comcast Corp., Class A	34,107,249	1,192,731
Meta Platforms, Inc., Class A1	7,765,199	934,464
Charter Communications, Inc., Class A1	1,033,985	350,624
ZoomInfo Technologies, Inc.[1]	8,837,400	266,094
Walt Disney Company[1]	2,420,000	210,250
Publicis Groupe SA	2,300,000	146,052
Take-Two Interactive Software, Inc.[1]	1,258,940	131,093
Activision Blizzard, Inc.	868,540	66,487
New York Times Co., Class A	1,308,000	42,458
Electronic Arts, Inc.	212,126	25,918
Vodafone Group PLC (ADR)	892,900	9,036
BT Group PLC	3,839,255	5,213
		6,434,264

Materials 5.45%
Mosaic Co.	15,702,000	688,847
Vale SA, ordinary nominative shares	21,080,000	354,863
Vale SA (ADR), ordinary nominative shares[3]	14,158,839	240,276
Linde PLC	1,806,354	589,197
Corteva, Inc.	8,619,573	506,658
Wheaton Precious Metals Corp.	10,391,000	406,080
Grupo México, SAB de CV, Series B	110,430,100	387,680
First Quantum Minerals, Ltd.	17,523,000	366,119
Glencore PLC	51,915,000	347,144
Crown Holdings, Inc.	3,173,000	260,852
Dow, Inc.	4,480,000	225,747
Freeport-McMoRan, Inc.	5,500,000	209,000
Rio Tinto PLC	2,900,000	203,482
Steel Dynamics, Inc.	1,697,344	165,831
Royal Gold, Inc.	1,417,000	159,724
Albemarle Corp.	586,094	127,100
Barrick Gold Corp.	7,239,000	124,366
Franco-Nevada Corp.	807,000	110,006
Nutrien, Ltd. (CAD denominated)[3]	1,354,298	98,872
Lundin Mining Corp.[3]	10,415,000	63,921
CCL Industries, Inc., Class B, nonvoting shares	1,157,433	49,443
Sherwin-Williams Company	149,580	35,500
		5,720,708

Energy 5.38%
Canadian Natural Resources, Ltd. (CAD denominated)	21,551,757	1,196,807
ConocoPhillips	7,928,350	935,545
Exxon Mobil Corp.	4,659,762	513,972
Pioneer Natural Resources Company	2,211,100	504,993
TC Energy Corp. (CAD denominated)[3]	11,756,152	468,683
Baker Hughes Co., Class A	13,360,000	394,521
Chesapeake Energy Corp.	3,500,000	330,295
Cenovus Energy, Inc. (CAD denominated)	16,097,000	312,310
EOG Resources, Inc.	1,890,848	244,903
HF Sinclair Corp.	4,252,000	220,636
Chevron Corp.	865,945	155,429
Range Resources Corp.	6,000,000	150,120
EQT Corp.	2,814,000	95,198
Equitrans Midstream Corp.	12,205,288	81,775
Hess Corp.	206,200	29,243
TotalEnergies SE	330,820	20,648
		5,655,078

Utilities 2.65%
AES Corp.[2]	35,632,216	1,024,783
CenterPoint Energy, Inc.	13,023,942	390,588
Edison International	4,685,099	298,066
PG&E Corp.[1]	16,733,633	272,089
Constellation Energy Corp.	2,708,364	233,488
National Grid PLC	17,574,000	211,088

10	Fundamental Investors

Common stocks (continued)	Shares	Value (000)
Utilities (continued)
CMS Energy Corp.	2,094,607	$132,651
FirstEnergy Corp.	2,185,431	91,657
Evergy, Inc.	1,299,136	81,755
Brookfield Infrastructure Partners, LP	1,500,000	46,462
		2,782,627

Real estate 1.19%
VICI Properties, Inc. REIT	14,542,214	471,168
Crown Castle, Inc. REIT	2,373,768	321,978
Equinix, Inc. REIT	344,547	225,689
Welltower, Inc. REIT	1,944,809	127,482
Gaming and Leisure Properties, Inc. REIT	2,069,887	107,820
		1,254,137

Total common stocks (cost: $67,921,447,000)		100,580,164

Convertible stocks 0.06%
Utilities 0.06%
AES Corp., convertible preferred units, 6.875% 2/15/2024[2]	640,442	65,331

Total convertible stocks (cost: $64,044,000)		65,331

Short-term securities 4.48%
Money market investments 4.29%
Capital Group Central Cash Fund 4.31%[2,6]	45,072,023	4,506,752

Money market investments purchased with collateral from securities on loan 0.19%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[6,7]	86,514,867	86,515
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[6,7]	82,656,547	82,657
Capital Group Central Cash Fund 4.31%[2,6,7]	351,600	35,156
		204,328

Total short-term securities (cost: $4,710,505,000)		4,711,080
Total investment securities 100.28% (cost: $72,695,996,000)		105,356,575
Other assets less liabilities (0.28)%		(294,932)

Net assets 100.00%		$105,061,643

Investments in affiliates2

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized (depreciation) appreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Common stocks 2.71%
Information technology 0.41%
Wolfspeed, Inc.[1]	$192,390	$383,360	$—	$—	$(143,055)	$432,695	$—
Health care 0.00%
Applied Molecular Transport, Inc.[8]	32,344	—	4,207	(68,313)	40,176	—	—
Kronos Bio, Inc.[8]	42,573	—	13,734	(74,392)	45,553	—	—
						—
Consumer discretionary 0.26%
Adient PLC[1]	83,275	128,964	—	—	(43,384)	168,855	—
Trainline PLC[1]	85,182	28,773	—	—	(13,209)	100,746	—
						269,601

Fundamental Investors	11

Investments in affiliates2 (continued)

	Value of affiliates at 1/1/2022 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized (depreciation) appreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Industrials 0.85%
ITT, Inc.	$524,713	$42,172		$—	$—	$(115,645)	$451,240	$5,876
Regal Rexnord Corp.	474,020	126,464		—	—	(162,031)	438,453	4,903
							889,693
Financials 0.22%
OneMain Holdings, Inc.	115,382	236,738		8,639	(5,855)	(108,565)	229,061	23,599
Consumer staples 0.00%
Shop Apotheke Europe NV, non-registered shares[8]	151,680	—		49,343	(228,364)	126,027	—	—
Utilities 0.97%
AES Corp.	548,172	296,464		—	—	180,147	1,024,783	19,123
Total common stocks							2,845,833
Convertible stocks 0.06%
Utilities 0.06%
AES Corp., convertible preferred units, 6.875% 2/15/2024	61,482	—		—	—	3,849	65,331	4,403
Short-term securities 4.32%
Money market investments 4.29%
Capital Group Central Cash Fund 4.31%[6]	2,325,312	13,093,258		10,911,474	(702)	358	4,506,752	87,923
Money market investments purchased with collateral from securities on loan 0.03%
Capital Group Central Cash Fund 4.31%[6,7]	17,038	18,118	[9]				35,156	—	[10]
Total short-term securities							4,541,908
Total 7.09%					$(377,626)	$(189,779)	$7,453,072	$145,827

Restricted security5

	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Checkout Payments Group, Ltd., Series D1,4	1/11/2022	$49,613	$17,347	.02%

[1]	Security did not produce income during the last 12 months.
[2]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[3]	All or a portion of this security was on loan. The total value of all such securities was $217,793,000, which represented .21% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[4]	Value determined using significant unobservable inputs.
[5]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $17,347,000, which represented .02% of the net assets of the fund.
[6]	Rate represents the seven-day yield at 12/31/2022.
[7]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[8]	Affiliated issuer during the reporting period but no longer held at 12/31/2022.
[9]	Represents net activity. Refer to Note 5 for more information on securities lending.
[10]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

REIT = Real Estate Investment Trust

Refer to the notes to financial statements.

12	Fundamental Investors

Financial statements

Statement of assets and liabilities
at December 31, 2022	(dollars in thousands)

Assets:
Investment securities, at value (includes $217,793 of investment securities on loan):
Unaffiliated issuers (cost: $65,183,462)	$97,903,503
Affiliated issuers (cost: $7,512,534)	7,453,072		$105,356,575
Cash			3,711
Cash denominated in currencies other than U.S. dollars (cost: $9,074)			9,052
Cash collateral received for securities on loan			22,703
Receivables for:
Sales of investments	4,028
Sales of fund’s shares	60,931
Dividends	190,131
Securities lending income	61
Other	—	*	255,151
			105,647,192
Liabilities:
Collateral for securities on loan			227,031
Payables for:
Purchases of investments	55,832
Repurchases of fund’s shares	233,777
Investment advisory services	21,898
Services provided by related parties	21,656
Trustees’ deferred compensation	3,759
Non-U.S. taxes	20,013
Other	1,583		358,518
Net assets at December 31, 2022			$105,061,643

Net assets consist of:
Capital paid in on shares of beneficial interest			$71,186,499
Total distributable earnings			33,875,144
Net assets at December 31, 2022			$105,061,643

*Amount less than one thousand.

Refer to the notes to financial statements.

Fundamental Investors	13

Financial statements (continued)

Statement of assets and liabilities
at December 31, 2022 (continued)

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,744,313 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$55,416,402	919,698		$60.26
Class C	1,179,516	19,691		59.90
Class T	10	—	*	60.22
Class F-1	1,639,546	27,226		60.22
Class F-2	10,344,513	171,797		60.21
Class F-3	7,605,811	126,319		60.21
Class 529-A	3,061,373	50,915		60.13
Class 529-C	86,208	1,431		60.24
Class 529-E	82,271	1,369		60.07
Class 529-T	16	—	*	60.23
Class 529-F-1	11	—	*	60.06
Class 529-F-2	264,776	4,395		60.24
Class 529-F-3	12	—	*	60.24
Class R-1	84,305	1,407		59.90
Class R-2	586,589	9,807		59.81
Class R-2E	71,040	1,187		59.86
Class R-3	1,374,890	22,887		60.07
Class R-4	1,242,866	20,684		60.09
Class R-5E	319,426	5,315		60.10
Class R-5	781,631	12,962		60.30
Class R-6	20,920,431	347,223		60.25

*Amount less than one thousand.

Refer to the notes to financial statements.

14	Fundamental Investors

Financial statements (continued)

Statement of operations
for the year ended December 31, 2022	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $56,891; also includes $145,827 from affiliates)	$2,345,924
Securities lending income (net of fees)	1,537
Interest from unaffiliated issuers	1,283	$2,348,744
Fees and expenses*:
Investment advisory services	271,971
Distribution services	191,260
Transfer agent services	70,309
Administrative services	33,995
529 plan services	2,148
Reports to shareholders	2,211
Registration statement and prospectus	1,634
Trustees’ compensation	(164)
Auditing and legal	240
Custodian	2,906
Other	211	576,721
Net investment income		1,772,023

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $11,626):
Unaffiliated issuers	3,170,354
Affiliated issuers	(377,626)
Currency transactions	(2,140)	2,790,588
Net unrealized depreciation on:
Investments (net of non-U.S. taxes of $14,216):
Unaffiliated issuers	(26,683,005)
Affiliated issuers	(189,779)
Currency translations	(969)	(26,873,753)
Net realized gain and unrealized depreciation		(24,083,165)

Net decrease in net assets resulting from operations		$(22,311,142)

*Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statements of changes in net assets	(dollars in thousands)

	Year ended December 31,
	2022	2021
Operations:
Net investment income	$1,772,023	$1,718,876
Net realized gain	2,790,588	11,703,483
Net unrealized (depreciation) appreciation	(26,873,753)	12,264,353
Net (decrease) increase in net assets resulting from operations	(22,311,142)	25,686,712

Distributions paid to shareholders	(5,298,445)	(13,995,644)

Net capital share transactions	(3,018,635)	8,178,328

Total (decrease) increase in net assets	(30,628,222)	19,869,396

Net assets:
Beginning of year	135,689,865	115,820,469
End of year	$105,061,643	$135,689,865

Refer to the notes to financial statements.

Fundamental Investors	15

Notes to financial statements

1. Organization

American Funds Fundamental Investors (the “trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company and has initially issued one series of shares, Fundamental Investors (the “fund”). The fund seeks long-term growth of capital and income.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

16	Fundamental Investors

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Fundamental Investors	17

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following table presents the fund’s valuation levels as of December 31, 2022 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$18,400,601	$2,001,520	$—	$20,402,121
Health care	13,846,713	2,006,074	—	15,852,787
Consumer discretionary	10,221,180	1,831,106	—	12,052,286
Industrials	9,843,632	1,379,128	—	11,222,760
Financials	9,658,849	789,918	17,347	10,466,114
Consumer staples	6,349,693	2,387,589	—	8,737,282
Communication services	6,282,999	151,265	—	6,434,264
Materials	5,170,082	550,626	—	5,720,708
Energy	5,634,430	20,648	—	5,655,078
Utilities	2,571,539	211,088	—	2,782,627
Real estate	1,254,137	—	—	1,254,137
Convertible stocks	65,331	—	—	65,331
Short-term securities	4,711,080	—	—	4,711,080
Total	$94,010,266	$11,328,962	$17,347	$105,356,575

18	Fundamental Investors

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline —sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Fundamental Investors	19

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of December 31, 2022, the total value of securities on loan was $217,793,000, and the total value of collateral received was $227,031,000, which consisted entirely of cash. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2022, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended December 31, 2022, the fund recognized $6,037,000 in reclaims (net of $227,000 in fees and the effect of realized gain or loss from currency translations) and $609,000 in interest related to European court rulings, which is included in dividend income and interest income, respectively, in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

20	Fundamental Investors

During the year ended December 31, 2022, the fund reclassified $310,655,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of December 31, 2022, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$293,898
Undistributed long-term capital gains	1,112,347
Post-October capital loss deferral*	(100,566)
Gross unrealized appreciation on investments	36,312,367
Gross unrealized depreciation on investments	(3,724,855)
Net unrealized appreciation on investments	32,587,512
Cost of investments	72,769,063

*	This deferral is considered incurred in the subsequent year.

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended December 31, 2022						Year ended December 31, 2021
					Total					Total
	Ordinary		Long-term		distributions		Ordinary		Long-term	distributions
Share class	income		capital gains		paid		income		capital gains	paid
Class A	$877,592		$1,855,051		$2,732,643		$819,778		$6,419,669	$7,239,447
Class C	9,246		41,196		50,442		7,838		159,570	167,408
Class T	—	†	—	†	—	†	—	†	1	1
Class F-1	25,634		56,285		81,919		26,727		216,918	243,645
Class F-2	191,768		353,408		545,176		190,478		1,282,648	1,473,126
Class F-3	149,442		259,870		409,312		144,351		906,530	1,050,881
Class 529-A	47,115		101,971		149,086		42,500		344,904	387,404
Class 529-C	607		3,048		3,655		539		12,560	13,099
Class 529-E	1,060		2,743		3,803		970		9,732	10,702
Class 529-T	—	†	1		1		—	†	2	2
Class 529-F-1	—	†	—	†	—	†	—	†	1	1
Class 529-F-2	4,665		8,566		13,231		3,908		26,823	30,731
Class 529-F-3	—	†	—	†	—	†	—	†	1	1
Class R-1	647		2,896		3,543		486		10,709	11,195
Class R-2	4,394		20,008		24,402		3,459		73,079	76,538
Class R-2E	782		2,551		3,333		752		9,660	10,412
Class R-3	17,042		46,983		64,025		16,555		177,220	193,775
Class R-4	20,063		43,797		63,860		21,220		169,158	190,378
Class R-5E	6,329		12,687		19,016		8,276		56,936	65,212
Class R-5	15,537		27,874		43,411		17,802		112,079	129,881
Class R-6	398,202		689,385		1,087,587		370,731		2,331,074	2,701,805
Total	$1,770,125		$3,528,320		$5,298,445		$1,676,370		$12,319,274	$13,995,644

†	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.390% on the first $1 billion of daily net assets and decreasing to 0.227% on such assets in excess of $144 billion. For the year ended December 31, 2022, the investment advisory services fees were $271,971,000, which were equivalent to an annualized rate of 0.240% of average daily net assets.

Fundamental Investors	21

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of December 31, 2022, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

The quarterly fees are based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended December 31, 2022, the 529 plan services fees were $2,148,000, which were equivalent to 0.058% of the average daily net assets of each 529 share class.

22	Fundamental Investors

For the year ended December 31, 2022, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$146,985	$44,021		$17,827		Not applicable
Class C	13,465	998		405		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	4,516	2,369		551		Not applicable
Class F-2	Not applicable	12,539		3,453		Not applicable
Class F-3	Not applicable	79		2,509		Not applicable
Class 529-A	7,449	2,190		972		$1,882
Class 529-C	1,009	70		30		59
Class 529-E	436	29		26		51
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	111		80		156
Class 529-F-3	Not applicable	—	*	—	*	—	*
Class R-1	924	92		28		Not applicable
Class R-2	4,796	2,311		192		Not applicable
Class R-2E	489	174		24		Not applicable
Class R-3	7,611	2,389		457		Not applicable
Class R-4	3,580	1,517		430		Not applicable
Class R-5E	Not applicable	716		127		Not applicable
Class R-5	Not applicable	495		275		Not applicable
Class R-6	Not applicable	209		6,609		Not applicable
Total class-specific expenses	$191,260	$70,309		$33,995		$2,148

*	Amount less than one thousand.

Trustees deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $(164,000) in the fund’s statement of operations reflects $451,000 in current fees (either paid in cash or deferred) and a net decrease of $615,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased investment securities from, and sold investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended December 31, 2022, the fund engaged in such purchase and sale transactions with related funds in the amounts of $923,951,000 and $828,373,000, respectively, which generated $156,451,000 of net realized losses from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended December 31, 2022.

Fundamental Investors	23

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions			Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class A	$2,874,872	44,281	$2,686,415	44,563		$(6,344,779)	(99,212)	$(783,492)	(10,368)
Class C	126,323	1,953	50,277	844		(382,119)	(5,921)	(205,519)	(3,124)
Class T	—	—	—	—		—	—	—	—
Class F-1	51,867	790	81,235	1,348		(353,727)	(5,426)	(220,625)	(3,288)
Class F-2	1,809,585	27,960	530,201	8,786		(3,298,598)	(51,329)	(958,812)	(14,583)
Class F-3	1,325,747	20,553	407,161	6,745		(2,112,716)	(33,393)	(379,808)	(6,095)
Class 529-A	243,116	3,748	149,056	2,478		(362,952)	(5,633)	29,220	593
Class 529-C	16,541	255	3,653	61		(41,747)	(641)	(21,553)	(325)
Class 529-E	6,921	107	3,802	63		(12,158)	(186)	(1,435)	(16)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	—	—	1	—	†	—	—	1	— †
Class 529-F-2	49,591	769	13,228	219		(37,401)	(584)	25,418	404
Class 529-F-3	—	—	1	—	†	—	—	1	— †
Class R-1	9,634	147	3,528	59		(19,699)	(304)	(6,537)	(98)
Class R-2	94,497	1,458	24,386	410		(167,595)	(2,571)	(48,712)	(703)
Class R-2E	12,959	197	3,333	56		(28,489)	(438)	(12,197)	(185)
Class R-3	197,418	3,038	63,926	1,066		(409,922)	(6,286)	(148,578)	(2,182)
Class R-4	147,179	2,250	63,844	1,062		(431,790)	(6,670)	(220,767)	(3,358)
Class R-5E	121,377	1,853	19,014	316		(268,207)	(4,128)	(127,816)	(1,959)
Class R-5	68,258	1,054	43,358	717		(283,240)	(4,414)	(171,624)	(2,643)
Class R-6	1,876,217	29,848	1,082,070	17,916		(2,724,088)	(42,583)	234,199	5,181
Total net increase (decrease)	$9,032,102	140,261	$5,228,490	86,709		$(17,279,227)	(269,719)	$(3,018,635)	(42,749)

Refer to the end of the table for footnotes.

24	Fundamental Investors

	Sales*		Reinvestments of distributions			Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2021

Class A	$4,037,931	53,384	$7,118,564	95,848		$(7,194,644)	(95,174)	$3,961,851	54,058
Class C	182,055	2,419	166,833	2,261		(463,707)	(6,164)	(114,819)	(1,484)
Class T	—	—	—	—		—	—	—	—
Class F-1	111,653	1,484	241,805	3,256		(801,609)	(10,717)	(448,151)	(5,977)
Class F-2	2,639,525	34,849	1,433,099	19,306		(2,657,058)	(35,157)	1,415,566	18,998
Class F-3	1,634,182	21,634	1,045,606	14,084		(1,753,290)	(23,235)	926,498	12,483
Class 529-A	312,260	4,127	387,334	5,226		(428,658)	(5,667)	270,936	3,686
Class 529-C	21,270	281	13,092	177		(59,912)	(790)	(25,550)	(332)
Class 529-E	7,520	100	10,705	144		(19,013)	(252)	(788)	(8)
Class 529-T	—	—	2	—	†	—	—	2	— †
Class 529-F-1	—	—	1	—	†	—	—	1	— †
Class 529-F-2	59,331	780	30,715	414		(41,635)	(549)	48,411	645
Class 529-F-3	—	—	1	—	†	—	—	1	— †
Class R-1	10,449	139	11,144	151		(31,985)	(424)	(10,392)	(134)
Class R-2	110,630	1,474	76,493	1,038		(195,652)	(2,619)	(8,529)	(107)
Class R-2E	16,303	221	10,411	141		(32,121)	(431)	(5,407)	(69)
Class R-3	229,697	3,059	193,470	2,613		(562,144)	(7,453)	(138,977)	(1,781)
Class R-4	206,232	2,735	190,341	2,569		(606,511)	(8,047)	(209,938)	(2,743)
Class R-5E	258,904	3,527	65,210	881		(241,663)	(3,191)	82,451	1,217
Class R-5	109,737	1,461	129,798	1,745		(429,209)	(5,705)	(189,674)	(2,499)
Class R-6	3,694,739	48,766	2,686,657	36,167		(3,756,560)	(49,487)	2,624,836	35,446
Total net increase (decrease)	$13,642,418	180,440	$13,811,281	186,021		$(19,275,371)	(255,062)	$8,178,328	111,399

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

10. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $29,687,012,000 and $38,143,664,000, respectively, during the year ended December 31, 2022.

Fundamental Investors	25

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
12/31/2022	$75.96	$.95	$(13.65)	$(12.70)	$(.96)	$(2.04)	$(3.00)	$60.26	(16.67)%	$55,416		.60%		.60%		1.48%
12/31/2021	69.15	.96	14.18	15.14	(.94)	(7.39)	(8.33)	75.96	22.49	70,646		.59		.59		1.26
12/31/2020	62.02	.89	8.05	8.94	(1.03)	(.78)	(1.81)	69.15	14.95	60,572		.61		.61		1.48
12/31/2019	52.29	.98	13.30	14.28	(.94)	(3.61)	(4.55)	62.02	27.61	56,715		.61		.61		1.65
12/31/2018	62.21	1.01	(5.19)	(4.18)	(.99)	(4.75)	(5.74)	52.29	(6.60)	47,045		.59		.59		1.61
Class C:
12/31/2022	75.51	.46	(13.56)	(13.10)	(.47)	(2.04)	(2.51)	59.90	(17.30)	1,180		1.35		1.35		.71
12/31/2021	68.77	.38	14.11	14.49	(.36)	(7.39)	(7.75)	75.51	21.59	1,723		1.34		1.34		.51
12/31/2020	61.66	.45	8.01	8.46	(.57)	(.78)	(1.35)	68.77	14.08	1,671		1.35		1.35		.76
12/31/2019	52.00	.52	13.23	13.75	(.48)	(3.61)	(4.09)	61.66	26.66	2,061		1.37		1.37		.89
12/31/2018	61.88	.50	(5.15)	(4.65)	(.48)	(4.75)	(5.23)	52.00	(7.35)	1,996		1.39		1.39		.81
Class T:
12/31/2022	75.93	1.12	(13.66)	(12.54)	(1.13)	(2.04)	(3.17)	60.22	(16.46)[5]	—	[6]	.34	[5]	.34	[5]	1.73	[5]
12/31/2021	69.12	1.13	14.19	15.32	(1.12)	(7.39)	(8.51)	75.93	22.78 [5]	—	[6]	.36	[5]	.36	[5]	1.49	[5]
12/31/2020	62.02	1.04	8.02	9.06	(1.18)	(.78)	(1.96)	69.12	15.22 [5]	—	[6]	.36	[5]	.36	[5]	1.74	[5]
12/31/2019	52.28	1.12	13.32	14.44	(1.09)	(3.61)	(4.70)	62.02	27.95 [5]	—	[6]	.37	[5]	.37	[5]	1.90	[5]
12/31/2018	62.20	1.14	(5.19)	(4.05)	(1.12)	(4.75)	(5.87)	52.28	(6.41)[5]	—	[6]	.38	[5]	.38	[5]	1.82	[5]
Class F-1:
12/31/2022	75.91	.91	(13.63)	(12.72)	(.93)	(2.04)	(2.97)	60.22	(16.71)	1,640		.65		.65		1.41
12/31/2021	69.10	.91	14.18	15.09	(.89)	(7.39)	(8.28)	75.91	22.42	2,316		.65		.65		1.20
12/31/2020	61.98	.87	8.03	8.90	(1.00)	(.78)	(1.78)	69.10	14.89	2,522		.65		.65		1.45
12/31/2019	52.26	.94	13.29	14.23	(.90)	(3.61)	(4.51)	61.98	27.53	2,771		.66		.66		1.60
12/31/2018	62.17	.96	(5.18)	(4.22)	(.94)	(4.75)	(5.69)	52.26	(6.67)	2,352		.67		.67		1.52
Class F-2:
12/31/2022	75.91	1.09	(13.65)	(12.56)	(1.10)	(2.04)	(3.14)	60.21	(16.49)	10,345		.39		.39		1.68
12/31/2021	69.11	1.12	14.17	15.29	(1.10)	(7.39)	(8.49)	75.91	22.73	14,149		.38		.38		1.47
12/31/2020	62.00	1.02	8.03	9.05	(1.16)	(.78)	(1.94)	69.11	15.20	11,567		.39		.39		1.71
12/31/2019	52.27	1.10	13.30	14.40	(1.06)	(3.61)	(4.67)	62.00	27.87	10,821		.40		.40		1.86
12/31/2018	62.19	1.13	(5.19)	(4.06)	(1.11)	(4.75)	(5.86)	52.27	(6.43)	8,654		.41		.41		1.80
Class F-3:
12/31/2022	75.91	1.16	(13.65)	(12.49)	(1.17)	(2.04)	(3.21)	60.21	(16.39)	7,606		.28		.28		1.80
12/31/2021	69.11	1.20	14.17	15.37	(1.18)	(7.39)	(8.57)	75.91	22.86	10,052		.28		.28		1.58
12/31/2020	62.00	1.08	8.03	9.11	(1.22)	(.78)	(2.00)	69.11	15.32	8,288		.29		.29		1.81
12/31/2019	52.27	1.17	13.29	14.46	(1.12)	(3.61)	(4.73)	62.00	28.01	7,595		.30		.30		1.97
12/31/2018	62.19	1.19	(5.19)	(4.00)	(1.17)	(4.75)	(5.92)	52.27	(6.34)	5,448		.31		.31		1.89
Class 529-A:
12/31/2022	75.81	.93	(13.63)	(12.70)	(.94)	(2.04)	(2.98)	60.13	(16.69)	3,061		.63		.63		1.44
12/31/2021	69.02	.93	14.16	15.09	(.91)	(7.39)	(8.30)	75.81	22.46	3,815		.63		.63		1.22
12/31/2020	61.92	.86	8.02	8.88	(1.00)	(.78)	(1.78)	69.02	14.88	3,219		.65		.65		1.43
12/31/2019	52.21	.94	13.28	14.22	(.90)	(3.61)	(4.51)	61.92	27.53	2,810		.67		.67		1.60
12/31/2018	62.12	.96	(5.18)	(4.22)	(.94)	(4.75)	(5.69)	52.21	(6.68)	2,304		.67		.67		1.53

Refer to the end of the table for footnotes.

26	Fundamental Investors

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
12/31/2022	$75.90	$.43	$(13.63)	$(13.20)	$(.42)	$(2.04)	$(2.46)	$60.24	(17.34)%	$86		1.40%		1.40%		.66%
12/31/2021	69.09	.35	14.17	14.52	(.32)	(7.39)	(7.71)	75.90	21.52	133		1.38		1.38		.46
12/31/2020	61.90	.46	8.03	8.49	(.52)	(.78)	(1.30)	69.09	14.05	144		1.40		1.40		.78
12/31/2019	52.19	.50	13.27	13.77	(.45)	(3.61)	(4.06)	61.90	26.59	350		1.41		1.41		.84
12/31/2018	62.08	.48	(5.18)	(4.70)	(.44)	(4.75)	(5.19)	52.19	(7.39)	340		1.43		1.43		.76
Class 529-E:
12/31/2022	75.73	.78	(13.61)	(12.83)	(.79)	(2.04)	(2.83)	60.07	(16.89)	82		.87		.87		1.21
12/31/2021	68.96	.75	14.14	14.89	(.73)	(7.39)	(8.12)	75.73	22.16	105		.86		.86		.99
12/31/2020	61.85	.73	8.03	8.76	(.87)	(.78)	(1.65)	68.96	14.65	96		.87		.87		1.23
12/31/2019	52.16	.81	13.26	14.07	(.77)	(3.61)	(4.38)	61.85	27.24	94		.89		.89		1.37
12/31/2018	62.06	.81	(5.17)	(4.36)	(.79)	(4.75)	(5.54)	52.16	(6.88)	82		.90		.90		1.29
Class 529-T:
12/31/2022	75.93	1.08	(13.65)	(12.57)	(1.09)	(2.04)	(3.13)	60.23	(16.50)[5]	—	[6]	.40	[5]	.40	[5]	1.67	[5]
12/31/2021	69.13	1.10	14.17	15.27	(1.08)	(7.39)	(8.47)	75.93	22.69 [5]	—	[6]	.41	[5]	.41	[5]	1.44	[5]
12/31/2020	62.02	1.00	8.04	9.04	(1.15)	(.78)	(1.93)	69.13	15.17 [5]	—	[6]	.41	[5]	.41	[5]	1.68	[5]
12/31/2019	52.28	1.09	13.31	14.40	(1.05)	(3.61)	(4.66)	62.02	27.86 [5]	—	[6]	.42	[5]	.42	[5]	1.85	[5]
12/31/2018	62.20	1.10	(5.18)	(4.08)	(1.09)	(4.75)	(5.84)	52.28	(6.46)[5]	—	[6]	.44	[5]	.44	[5]	1.76	[5]
Class 529-F-1:
12/31/2022	75.73	1.04	(13.62)	(12.58)	(1.05)	(2.04)	(3.09)	60.06	(16.56)[5]	—	[6]	.46	[5]	.46	[5]	1.61	[5]
12/31/2021	68.95	1.06	14.16	15.22	(1.05)	(7.39)	(8.44)	75.73	22.68 [5]	—	[6]	.45	[5]	.45	[5]	1.40	[5]
12/31/2020	61.85	.97	8.05	9.02	(1.14)	(.78)	(1.92)	68.95	15.19 [5]	—	[6]	.42	[5]	.42	[5]	1.66	[5]
12/31/2019	52.15	1.08	13.27	14.35	(1.04)	(3.61)	(4.65)	61.85	27.84	196		.43		.43		1.83
12/31/2018	62.07	1.10	(5.19)	(4.09)	(1.08)	(4.75)	(5.83)	52.15	(6.48)	149		.44		.44		1.76
Class 529-F-2:
12/31/2022	75.95	1.10	(13.66)	(12.56)	(1.11)	(2.04)	(3.15)	60.24	(16.48)	265		.38		.38		1.71
12/31/2021	69.14	1.12	14.17	15.29	(1.09)	(7.39)	(8.48)	75.95	22.73	303		.39		.39		1.47
12/31/2020[7,8]	59.63	.19	9.87	10.06	(.55)	—	(.55)	69.14	16.87 [9]	231		.07	[9]	.07	[9]	.29	[9]
Class 529-F-3:
12/31/2022	75.95	1.12	(13.66)	(12.54)	(1.13)	(2.04)	(3.17)	60.24	(16.45)	—	[6]	.34		.34		1.74
12/31/2021	69.13	1.16	14.19	15.35	(1.14)	(7.39)	(8.53)	75.95	22.81	—	[6]	.35		.33		1.52
12/31/2020[7,8]	59.63	.20	9.86	10.06	(.56)	—	(.56)	69.13	16.88 [9]	—	[6]	.09	[9]	.06	[9]	.30	[9]
Class R-1:
12/31/2022	75.51	.45	(13.56)	(13.11)	(.46)	(2.04)	(2.50)	59.90	(17.30)	84		1.37		1.37		.70
12/31/2021	68.77	.36	14.11	14.47	(.34)	(7.39)	(7.73)	75.51	21.55	114		1.37		1.37		.48
12/31/2020	61.65	.42	8.02	8.44	(.54)	(.78)	(1.32)	68.77	14.05	113		1.39		1.39		.71
12/31/2019	52.00	.50	13.23	13.73	(.47)	(3.61)	(4.08)	61.65	26.60	132		1.40		1.40		.86
12/31/2018	61.88	.49	(5.16)	(4.67)	(.46)	(4.75)	(5.21)	52.00	(7.38)	128		1.41		1.41		.78

Refer to the end of the table for footnotes.

Fundamental Investors	27

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Ratio of net income to average net assets[3]
Class R-2:
12/31/2022	$75.41	$.44	$(13.55)	$(13.11)	$(.45)	$(2.04)	$(2.49)	$59.81	(17.32)%	$587	1.39%	1.39%	.68%
12/31/2021	68.70	.37	14.08	14.45	(.35)	(7.39)	(7.74)	75.41	21.54	792	1.37	1.37	.48
12/31/2020	61.61	.43	8.01	8.44	(.57)	(.78)	(1.35)	68.70	14.06	729	1.38	1.38	.72
12/31/2019	51.97	.51	13.22	13.73	(.48)	(3.61)	(4.09)	61.61	26.62	734	1.40	1.40	.87
12/31/2018	61.86	.49	(5.15)	(4.66)	(.48)	(4.75)	(5.23)	51.97	(7.37)	658	1.41	1.41	.79
Class R-2E:
12/31/2022	75.47	.63	(13.56)	(12.93)	(.64)	(2.04)	(2.68)	59.86	(17.08)	71	1.09	1.09	.98
12/31/2021	68.75	.58	14.10	14.68	(.57)	(7.39)	(7.96)	75.47	21.89	104	1.08	1.08	.77
12/31/2020	61.67	.60	8.01	8.61	(.75)	(.78)	(1.53)	68.75	14.39	99	1.08	1.08	1.01
12/31/2019	52.02	.69	13.23	13.92	(.66)	(3.61)	(4.27)	61.67	26.99	91	1.09	1.09	1.17
12/31/2018	61.92	.69	(5.16)	(4.47)	(.68)	(4.75)	(5.43)	52.02	(7.08)	65	1.11	1.11	1.10
Class R-3:
12/31/2022	75.73	.73	(13.61)	(12.88)	(.74)	(2.04)	(2.78)	60.07	(16.94)	1,375	.93	.93	1.13
12/31/2021	68.96	.70	14.14	14.84	(.68)	(7.39)	(8.07)	75.73	22.08	1,898	.93	.93	.92
12/31/2020	61.84	.70	8.03	8.73	(.83)	(.78)	(1.61)	68.96	14.58	1,851	.93	.93	1.17
12/31/2019	52.15	.77	13.27	14.04	(.74)	(3.61)	(4.35)	61.84	27.17	1,986	.94	.94	1.31
12/31/2018	62.05	.78	(5.18)	(4.40)	(.75)	(4.75)	(5.50)	52.15	(6.95)	1,880	.96	.96	1.24
Class R-4:
12/31/2022	75.75	.92	(13.60)	(12.68)	(.94)	(2.04)	(2.98)	60.09	(16.69)	1,243	.63	.63	1.43
12/31/2021	68.97	.92	14.16	15.08	(.91)	(7.39)	(8.30)	75.75	22.45	1,821	.63	.63	1.22
12/31/2020	61.87	.88	8.01	8.89	(1.01)	(.78)	(1.79)	68.97	14.92	1,847	.63	.63	1.47
12/31/2019	52.17	.95	13.28	14.23	(.92)	(3.61)	(4.53)	61.87	27.57	1,970	.64	.64	1.62
12/31/2018	62.07	.96	(5.17)	(4.21)	(.94)	(4.75)	(5.69)	52.17	(6.65)	1,879	.65	.65	1.54
Class R-5E:
12/31/2022	75.77	1.04	(13.61)	(12.57)	(1.06)	(2.04)	(3.10)	60.10	(16.54)	319	.45	.45	1.60
12/31/2021	68.99	1.10	14.14	15.24	(1.07)	(7.39)	(8.46)	75.77	22.71	551	.42	.42	1.45
12/31/2020	61.90	.99	8.02	9.01	(1.14)	(.78)	(1.92)	68.99	15.14	418	.43	.43	1.67
12/31/2019	52.19	1.09	13.28	14.37	(1.05)	(3.61)	(4.66)	61.90	27.85	379	.43	.43	1.84
12/31/2018	62.12	1.14	(5.22)	(4.08)	(1.10)	(4.75)	(5.85)	52.19	(6.45)	255	.45	.45	1.86
Class R-5:
12/31/2022	76.02	1.12	(13.66)	(12.54)	(1.14)	(2.04)	(3.18)	60.30	(16.45)	782	.33	.33	1.73
12/31/2021	69.19	1.15	14.21	15.36	(1.14)	(7.39)	(8.53)	76.02	22.81	1,186	.33	.33	1.52
12/31/2020	62.08	1.06	8.03	9.09	(1.20)	(.78)	(1.98)	69.19	15.25	1,253	.33	.33	1.77
12/31/2019	52.33	1.13	13.33	14.46	(1.10)	(3.61)	(4.71)	62.08	27.95	1,354	.34	.34	1.91
12/31/2018	62.25	1.16	(5.19)	(4.03)	(1.14)	(4.75)	(5.89)	52.33	(6.37)	1,326	.35	.35	1.84
Class R-6:
12/31/2022	75.96	1.16	(13.66)	(12.50)	(1.17)	(2.04)	(3.21)	60.25	(16.39)	20,920	.28	.28	1.80
12/31/2021	69.14	1.20	14.19	15.39	(1.18)	(7.39)	(8.57)	75.96	22.87	25,982	.28	.28	1.58
12/31/2020	62.04	1.08	8.03	9.11	(1.23)	(.78)	(2.01)	69.14	15.30	21,200	.28	.28	1.80
12/31/2019	52.30	1.17	13.31	14.48	(1.13)	(3.61)	(4.74)	62.04	28.01	18,458	.29	.29	1.98
12/31/2018	62.22	1.19	(5.19)	(4.00)	(1.17)	(4.75)	(5.92)	52.30	(6.33)	13,670	.30	.30	1.90

Refer to the end of the table for footnotes.

28	Fundamental Investors

Financial highlights (continued)

	Year ended December 31,
	2022	2021	2020	2019	2018
Portfolio turnover rate for all share classes[10]	27%	25%	48%	40%	34%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the years shown, CRMC reimbursed a portion of transfer agent services fees for Class 529-F-3 shares.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[9]	Not annualized.
[10]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

Refer to the notes to financial statements.

Fundamental Investors	29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Fundamental Investors:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Fundamental Investors, the portfolio constituting the American Funds Fundamental Investors (the “Fund”), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California

February 9, 2023

We have served as the auditor of one or more American Funds investment companies since 1956.

30	Fundamental Investors

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2022, through December 31, 2022).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fundamental Investors	31

Expense example (continued)

	Beginning account value 7/1/2022	Ending account value 12/31/2022	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,050.40	$3.10	.60%
Class A – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class C – actual return	1,000.00	1,046.27	6.96	1.35
Class C – assumed 5% return	1,000.00	1,018.40	6.87	1.35
Class T – actual return	1,000.00	1,051.74	1.81	.35
Class T – assumed 5% return	1,000.00	1,023.44	1.79	.35
Class F-1 – actual return	1,000.00	1,050.18	3.36	.65
Class F-1 – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class F-2 – actual return	1,000.00	1,051.57	2.02	.39
Class F-2 – assumed 5% return	1,000.00	1,023.24	1.99	.39
Class F-3 – actual return	1,000.00	1,052.17	1.45	.28
Class F-3 – assumed 5% return	1,000.00	1,023.79	1.43	.28
Class 529-A – actual return	1,000.00	1,050.29	3.31	.64
Class 529-A – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class 529-C – actual return	1,000.00	1,046.19	7.27	1.41
Class 529-C – assumed 5% return	1,000.00	1,018.10	7.17	1.41
Class 529-E – actual return	1,000.00	1,048.94	4.49	.87
Class 529-E – assumed 5% return	1,000.00	1,020.82	4.43	.87
Class 529-T – actual return	1,000.00	1,051.44	2.12	.41
Class 529-T – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 529-F-1 – actual return	1,000.00	1,051.11	2.38	.46
Class 529-F-1 – assumed 5% return	1,000.00	1,022.89	2.35	.46
Class 529-F-2 – actual return	1,000.00	1,051.55	1.96	.38
Class 529-F-2 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class 529-F-3 – actual return	1,000.00	1,051.79	1.76	.34
Class 529-F-3 – assumed 5% return	1,000.00	1,023.49	1.73	.34
Class R-1 – actual return	1,000.00	1,046.27	7.07	1.37
Class R-1 – assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class R-2 – actual return	1,000.00	1,046.20	7.12	1.38
Class R-2 – assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class R-2E – actual return	1,000.00	1,047.79	5.63	1.09
Class R-2E – assumed 5% return	1,000.00	1,019.71	5.55	1.09
Class R-3 – actual return	1,000.00	1,048.70	4.80	.93
Class R-3 – assumed 5% return	1,000.00	1,020.52	4.74	.93
Class R-4 – actual return	1,000.00	1,050.37	3.26	.63
Class R-4 – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class R-5E – actual return	1,000.00	1,051.27	2.27	.44
Class R-5E – assumed 5% return	1,000.00	1,022.99	2.24	.44
Class R-5 – actual return	1,000.00	1,051.81	1.71	.33
Class R-5 – assumed 5% return	1,000.00	1,023.54	1.68	.33
Class R-6 – actual return	1,000.00	1,052.09	1.45	.28
Class R-6 – assumed 5% return	1,000.00	1,023.79	1.43	.28

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

32	Fundamental Investors

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2022:

Long-term capital gains	$3,838,661,000
Qualified dividend income	100%
Section 163(j) interest dividends	$66,552,000
Corporate dividends received deduction	$1,462,381,000
U.S. government income that may be exempt from state taxation	$16,383,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2023, to determine the calendar year amounts to be included on their 2022 tax returns. Shareholders should consult their tax advisors.

Fundamental Investors	33

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the

“agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2023. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interactions with CRMC as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included) and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through March 31, 2022. They generally placed greater emphasis on investment results over longer term periods. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as in relation to the risks assumed by the adviser in sponsoring and managing the fund, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

34	Fundamental Investors

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that CRMC bears the cost of third-party research. The board and committee also noted that CRMC benefited from the use of commissions from portfolio transactions made on behalf of the fund to facilitate payment to certain broker-dealers for research to comply with regulatory requirements applicable to these firms, with all such amounts reimbursed by CRMC. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of a number of large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Fundamental Investors	35

Liquidity Risk Management Program	unaudited

The fund has adopted a liquidity risk management program (the “program”). The fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2021, through September 30, 2022. No significant liquidity events impacting the fund were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing the fund’s liquidity risk.

36	Fundamental Investors

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Joseph J. Bonner, 1955	2019	President and CEO, Solana Beach Capital LLC (real estate advisory); Global Head of Real Estate, Board Member, The Interlink Group (private merchant bank)	3	Extra Space Storage
Mary Anne Dolan, 1947	2010	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
Cecilia V. Estolano, 1966	2022	Founder and CEO of Estolano Advisors (urban planning and public policy consultancy); CEO of Better World Group (boutique environmental advocacy consultancy)	3	None
John G. Freund, MD, 1953 Chair of the Board (Independent and Non-Executive)	2010	Founder and former Managing Director, Skyline Ventures (a venture capital investor in health care companies); Co-Founder of Intuitive Surgical, Inc. (1995–2000); Co-Founder and former CEO of Arixa Pharmaceuticals, Inc. (2016–2020)	10	Collegium Pharmaceutical, Inc.; SI - Bone, Inc.; Sutro Biopharma, Inc.
Yvonne L. Greenstreet, 1962	2019	Chief Executive Officer, Alnylam Pharmaceuticals, Inc.	3	Pacira, Inc. (pharmaceuticals)
Linda Griego, 1947	2015	Former President and CEO, Griego Enterprises, Inc. (business management company)	7	ViacomCBS Inc.
Leonade D. Jones, 1947	1998	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
Martin E. Koehler, 1957	2021	Independent management consultant	6	None
Sharon I. Meers, 1965	2017	Co-Founder and COO, Midi Health, Inc. (a women’s telehealth company); former Senior Director, Head of Strategic Partnerships, eBay Enterprise	7	None
Kenneth M. Simril, 1965	2016	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing)	7	Bunge Limited (agricultural business and food company)
Christopher E. Stone, 1956	2010	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government; former President, Open Society Foundations	9	None

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Brady L. Enright, 1967 Co-President	2015	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]	3	None
Anne-Marie Peterson, 1972	2019	Partner — Capital World Investors, Capital Research and Management Company	3	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Refer to page 38 for footnotes.

Fundamental Investors	37

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Mark L. Casey, 1970 Co-President	2008	Partner — Capital International Investors, Capital Research and Management Company
Walt Burkley, 1966 Principal Executive Officer	2010	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[7]; Director, Capital Research and Management Company
Michael W. Stockton, 1967 Executive Vice President	2014	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Julian N. Abdey, 1972 Senior Vice President	2019	Partner — Capital International Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Paul Benjamin, 1979 Senior Vice President	2020	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Strategy Research, Inc.[7]
Mathews Cherian, 1967 Senior Vice President	2018	Partner — Capital World Investors, Capital Research and Management Company
Irfan M. Furniturewala, 1971 Senior Vice President	2020	Partner — Capital International Investors, Capital Research and Management Company
Dimitrije M. Mitrinovic, 1977 Senior Vice President	2022	Partner — Capital World Investors, Capital Research and Management Company
Dina N. Perry, 1945 Senior Vice President	1994	Partner — Capital World Investors, Capital Research and Management Company
Diana Wagner, 1973 Senior Vice President	2022	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Julie E. Lawton, 1973 Secretary	2010	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research Company[7]
Hong T. Le, 1978 Treasurer	2018	Vice President — Investment Operations, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2016-2018, 2020	Senior Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

38	Fundamental Investors

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Fundamental Investors	39

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Fundamental Investors	41

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Fundamental Investors	43

Office of the fund
6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2900

Counsel
Dechert LLP
One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

44	Fundamental Investors

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

Fundamental Investors files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of Fundamental Investors, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2023, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2023 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 99% of 20-year periods.2 Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Investment industry experience as of December 31, 2021.
[2]	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2021. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2021. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 63% of the time, based on the 20-year period ended December 31, 2021, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Christopher E. Stone, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

FI

Registrant:

a) Audit Fees:
Audit	2021	100,000
	2022	101,000

b) Audit-Related Fees:
	2021	19,000
	2022	21,000

c) Tax Fees:
	2021	12,000
	2022	15,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2021	None
	2022	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2021	1,427,000
	2022	2,394,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2021	1,000
	2022	394,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2021	2,000
	2022	None
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,460,000 for fiscal year 2021 and $2,824,000 for fiscal year 2022. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS FUNDAMENTAL INVESTORS

By __/s/ Walter R. Burkley________________
Walter R. Burkley, Principal Executive Officer

Date: February 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Walter R. Burkley_____________
Walter R. Burkley, Principal Executive Officer

Date: February 28, 2023

By ___/s/ Hong T. Le__________________
Hong T. Le, Treasurer and Principal Financial Officer

Date: February 28, 2023